UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2024

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Transfer Agreement

On October 21, 2024, the Healthcare Triangle, Inc. (the “Company”) acquired substantially all of the business, assets, and operations relating to cloud and technology domain (the “Acquired Assets”) of SecureKloud Technologies, Inc., (“Parent”), a Nevada corporation. The Acquired Assets include all of Parent’s cloud and technology domain and substantial business interests in the field, that currently form part of the Parent’s Business. The Acquired Assets were acquired by the Company under an Asset Transfer Agreement, dated October 21, 2024, between the Company, and the Parent (the “Asset Transfer Agreement”).

The consideration for the Acquired Assets consisted of the issuance of 1,600,000 shares of newly designated Series B Convertible Preferred Stock (“Series B Preferred Stock”) of the Company, which is/are convertible each into 10 common shares of the Company, at the holder’s option (subject to shareholder’s approval), for a total consideration of at $4.50 per share of Series B Preferred Stock valuing the transferred assets at USD 7.20 million. The consideration

The Asset Transfer Agreement also contained customary representations, warranties, indemnities, and covenants. The closing of the said transaction occurred at the Parent’s place of business on October 22, 2024.

The description in this report of the Asset Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement attached hereto as Exhibit 10.1, respectively, which are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information related to the issuance, sale and exchange of the Series B Convertible Preferred Stock contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As disclosed on the Company’s current report on Form 8-K, filed with the SEC on September 10, 2024, the received a notice of default from Seacoast Business Funding, a division of Seacoast National Bank (“Seacoast”) with respect to the Purchasing Agreement by and between the Company and Seacoast dated May 2, 2022 (“Purchasing Agreement”).

The Company was updated and informed on October 21, 2024 that Seacoast was waiving the foregoing event of Default as of October 18, 2024, and that the Company is now in compliance with the internal terms of the Purchasing Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The information related to the issuance, sale and exchange of the Series B Convertible Preferred Stock contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01, pursuant to the terms of the Asset Transfer Agreement, the Company has issued shares of Series B Convertible Preferred Stock to the Parent. This issuance, and sale is and will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act or Regulation D promulgated thereunder. The Parent is an “accredited investors” as defined in Rule 501 of the Securities Act and that the Series B Convertible Preferred Stock is being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends will be affixed to any certificates evidencing shares of the Series B Convertible Preferred Stock or shares of the Common Stock issued in connection with any future conversion of the Series B Convertible Preferred Stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2024, in relation to the Asset Transfer Agreement, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Series B Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series B Convertible Preferred Stock (the “Series B Convertible Preferred Stock”).

The material terms of the Series B Convertible Preferred Stock are summarized below.

Description of the Series B Convertible Preferred Stock

Conversion Rights

Each share of Series B Convertible Preferred Stock has a stated value of $4.50 and is convertible into 10 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) at the option of the holder, after the Stockholder Approval (as may be required by the applicable rules and regulations of The Nasdaq Stock Market LLC (or any successor entity).

Voting Rights

The holders of the Series B Convertible Preferred Stock are not entitled to vote with the Common Stock.

Dividend Rights

 The holders of the Series B Convertible Preferred Stock are not entitled to receive dividends paid on the Company's Common Stock.

Liquidation Rights

In the event of liquidation, dissolution, or winding up of the Company, the holders of Series B Convertible Preferred Stock will be entitled to receive the amount of cash, securities or other property to which such holder would be entitled to receive with respect to such shares of Series B Convertible Preferred Stock if such shares had been converted to Common Stock

The foregoing description of the Series B Certificate of Designations does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the document which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report contains forward-looking statements that involve risks and uncertainties intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of current or historical fact contained in this Current Report, including statements regarding the Company’s expected timeline for compliance with the Nasdaq’s Corporate Governance Rules, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “should,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. The Company has based these forward-looking statements on the current expectations about future events held by management. While the Company believes these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual future results may differ materially from those discussed here for various reasons. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, dated October 22, 2024.

101.	Asset Transfer Agreement, by and between Healthcare Triangle, Inc. and SecureKloud Technologies, Inc., dated October 21, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Date: October 25, 2024	By:	/s/ Thyagarajan Ramachandran
	Name:	Thyagarajan Ramachandran
	Title:	Chief Financial Officer

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